Exhibit 10.3.4

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is made and entered into this 4th day of October, 2017, by and among WHITE EAGLE ASSET PORTFOLIO, LP, a Delaware limited partnership (the “Borrower”), IMPERIAL FINANCE & TRADING, LLC, a Florida limited liability company (“Imperial”), LAMINGTON ROAD BERMUDA LTD., a Bermuda company (“the Portfolio Manager”), CLMG CORP., a Texas corporation, as Administrative Agent (in such capacity, the “Agent”), and LNV CORPORATION., a Nevada corporation, as Lender (in such capacity, the “Lender”).
WITNESSETH:
A.    The Borrower, Imperial, the Portfolio Manager, the Agent and the Lender are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of January 31, 2017 (the “Loan Agreement”). Capitalized words and terms used herein, but not defined herein, have the meanings set forth in the Loan Agreement.
B.    The Borrower, Imperial and the Portfolio Manager have requested that the Agent and the Lender agree to amend the definition of Cash Flow Sweep Percentage set forth in Annex I to the Loan Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged and confessed by each of the parties hereto, the parties hereto hereby agree as follows:

1.	The definition of Cash Flow Sweep Percentage set forth in Annex I to the Loan Agreement is replaced in its entirety by the following definition:
““Cash Flow Sweep Percentage” means, with respect to any Distribution Date, (i) if such Distribution Date occurs prior to December 28, 2025, and (w) the LTV is greater than sixty-five percent (65%), one-hundred percent (100%), (x) the LTV is less than or equal to sixty-five percent (65%) but greater than fifty percent (50%), seventy percent (70%), (y) the LTV is less than or equal to fifty percent (50%) but greater than thirty-five percent (35%), fifty-five percent (55%) or (z) the LTV is less than or equal to thirty-five percent (35%), forty-five percent (45%); provided that if (a) EMG failed to maintain a Cash Interest Coverage Ratio of at least 2.0:1 at any time during the immediately preceding calendar quarter (with respect to the calendar quarter ending September 30, 2017, excluding the period of time commencing on July 1, 2017 and ending on July 28, 2017) or (b) EMG fails to take steps to improve its solvency in a manner acceptable to the Required Lenders (as determined in their

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sole and absolute discretion), then the Cash Flow Sweep Percentage shall equal one-hundred percent (100%) and (ii) if such Distribution Date occurs on or after December 28, 2025, one-hundred percent (100%).”

2.
AS A MATERIAL INDUCEMENT TO THE LENDER AND THE AGENT TO ENTER INTO THIS AGREEMENT, THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER, EACH ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES AND CONSTITUENTS (WHETHER OR NOT A PARTY HERETO) (BORROWER, IMPERIAL, THE PORTFOLIO MANAGER AND SUCH SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES AND CONSTITUENTS BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS “OBLIGORS, ET AL.”), HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE THE LENDER, THE AGENT AND THEIR RESPECTIVE AFFILIATES AND EACH OF THE LENDER’S, THE AGENT’S AND EACH SUCH AFFILIATE’S RESPECTIVE OWNERS, SUCCESSORS, ASSIGNS, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, “LENDER, ET AL.”) OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY THEREOF RELATING TO THE LOAN AGREEMENT, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET-OFF OR DEDUCTION TO THE PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THE LENDER NOTE AND/OR ANY OTHER TRANSACTION DOCUMENT WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST LENDER, ET AL., OR ANY THEREOF, ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO THE EXECUTION OF THIS AGREEMENT.

THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER HEREBY ACKNOWLEDGE, REPRESENT AND WARRANT TO THE LENDER AND THE AGENT THAT THEY AGREE TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES AND CLAIMS WHICH ARE RELEASED BY THE PROVISIONS HEREOF IN FAVOR OF LENDER, ET AL., AND WAIVE AND RELEASE ALL RIGHTS AND BENEFITS WHICH THEY MIGHT OTHERWISE HAVE UNDER ANY FEDERAL, STATE OR LOCAL LAW OR STATUTE WITH REGARD TO THE

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, by and among WHITE EAGLE ASSET PORTFOLIO, LP, IMPERIAL FINANCE & TRADING, LLC, LAMINGTON ROAD BERMUDA LTD., CLMG CORP., and LNV CORPORATION.

RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES OR CLAIMS.
THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND EACH OF THE PROVISIONS OF THIS RELEASE. THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER FULLY UNDERSTAND THAT THIS RELEASE CONSTITUTES A GENERAL RELEASE, AND THAT IT HAS IMPORTANT LEGAL CONSEQUENCES. THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER UNDERSTAND AND CONFIRM THAT THEY ARE HEREBY RELEASING ANY AND ALL RELEASED CLAIMS THAT ANY MAY INDIVIDUALLY HAVE AS OF THE DATE HEREOF. THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER HEREBY ACKNOWLEDGE THAT THEY HAVE HAD A FULL AND FAIR OPPORTUNITY TO OBTAIN A LAWYER’S ADVICE CONCERNING THE LEGAL CONSEQUENCES OF THIS RELEASE AND WAIVER.

3.
As an additional material inducement to the Lender and the Agent to enter into this Agreement and to amend certain provisions of the Loan Agreement as provided herein, the Borrower, Imperial and the Portfolio Manager hereby represent and warrant to, and agree with, the Lender and the Agent that, as of the date hereof:

(a)
the Transaction Documents, as amended hereby, are in full force and effect and none of Borrower, Imperial or the Portfolio Manager has any defense, counterclaim or offset to the payment or performance of any of such party’s obligations in regard to the Advances or any of the Transaction Documents, as amended hereby, and the Liens created and granted by the Transaction Documents continue unimpaired and of first priority and secure all existing and future obligations owed to the Lender and/or the Agent in regard to the Advances;

(b)
the representations and warranties of the Borrower, Imperial and the Portfolio Manager set forth in the Transaction Documents are true and correct in all material respects as of the date hereof and are hereby reaffirmed as if such representations and warranties had been made on the date hereof (except to the extent any of such representations or warranties expressly relate to an earlier date, in which case, each of the Borrower, Imperial and the Portfolio Manager reaffirms each such representation and warranty as of such earlier date) and shall continue in full force and effect; and

(c)
this Agreement constitutes the legal, valid and binding obligation of the Borrower, Imperial and the Portfolio Manager, enforceable against the Borrower, Imperial and the Portfolio Manager in accordance with the terms hereof.

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, by and among WHITE EAGLE ASSET PORTFOLIO, LP, IMPERIAL FINANCE & TRADING, LLC, LAMINGTON ROAD BERMUDA LTD., CLMG CORP., and LNV CORPORATION.

The representations and warranties of the Borrower, Imperial and the Portfolio Manager contained in this Agreement and in the Transaction Documents shall survive the consummation of the transactions contemplated by this Agreement.

4.
In addition to the documents, instruments and acts described in this Agreement and which are to be executed and/or delivered and/or taken pursuant to this Agreement, the Borrower, Imperial and the Portfolio Manager shall execute and deliver, and/or cause to be executed and delivered, from time to time upon request by the Agent such other documents and instruments, and take such other action, as the Agent may reasonably request or require to more fully and completely evidence and carry out the transactions contemplated by this Agreement.

5.
The Borrower, Imperial and the Portfolio Manager hereby affirm, confirm, ratify, renew and extend the debts, duties, obligations, liabilities, rights, titles, security interests, Liens, powers and privileges created or arising by virtue of the Transaction Documents, as amended hereby, until all of the Advances and all other Obligations have been paid and performed in full. The Borrower confirms that it is fully, unconditionally liable for the payment and performance of the Advances as provided in the Transaction Documents and that neither the Agent nor the Lender has released, forgiven, discharged, impaired, waived or relinquished, and the Agent and the Lender do not hereby release, forgive, discharge, impair, waive or relinquish any rights, titles, interests, Liens, security interests, Collateral, parties, remedies or any other matter with respect to the Advances or any of the Transaction Documents, but rather the Agent and the Lender are expressly retaining and reserving the same to their fullest extent.

6.
Except as expressly amended hereby, all the terms, provisions, debts, duties, Obligations, liabilities, representations, warranties, rights, titles, security interests, Liens, powers and privileges existing by virtue of the Transaction Documents shall be and continue in full force and effect and are hereby acknowledged by the Borrower, Imperial and the Portfolio Manager to be legal, valid, binding and enforceable in accordance with their terms.

7.
This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York and the laws of the United States applicable to transactions within New York, exclusive of any laws relating to conflicts of law that would require the application of the laws of any other jurisdiction.

8.
This Agreement shall constitute a Transaction Document and shall be binding upon the parties hereto and their respective successors and assigns. Nothing contained herein shall act to amend or modify any of the provisions of the Transaction Documents which restrict or prohibit assignment or transfer.

9.
Neither this Agreement nor any provision of any of the other Transaction Documents may be waived, modified or amended, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, accompanied by the prior written consent of the Agent, and then only to the extent set forth in such instrument.

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, by and among WHITE EAGLE ASSET PORTFOLIO, LP, IMPERIAL FINANCE & TRADING, LLC, LAMINGTON ROAD BERMUDA LTD., CLMG CORP., and LNV CORPORATION.

10.	This Agreement constitutes the entire agreement between the parties in regard to the amendment of the Loan Agreement effected hereby.
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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, by and among WHITE EAGLE ASSET PORTFOLIO, LP, IMPERIAL FINANCE & TRADING, LLC, LAMINGTON ROAD BERMUDA LTD., CLMG CORP., and LNV CORPORATION.

11.
This Agreement may be signed in multiple counterparts and each shall be deemed to be an original, and the facsimile transmission of executed counterpart agreements shall be deemed to be an originally executed agreement; provided that executed original documents are provided to the parties promptly following such facsimile transmission.

12.
The Borrower agrees to pay and/or reimburse the Agent and the Lender for all costs and expenses incurred by the Agent and/or the Lender in regard to the amendment of the Loan Agreement effected hereby.

EXECUTED as of the day and year first above written.

WHITE EAGLE ASSET PORTFOLIO, LP, as Borrower
By: White Eagle General Partner, LLC, its General Partner
By: /s/ Jason Sutherland Name: Jason Sutherland Title: Vice President

IMPERIAL FINANCE & TRADING, LLC, as Initial Servicer, Initial Portfolio Manager and Guarantor

By: /s/ Miriam Martinez Name: Miriam Martinez Title: CFO

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, by and among WHITE EAGLE ASSET PORTFOLIO, LP, IMPERIAL FINANCE AND TRADING, LLC, LAMINGTON ROAD BERMUDA LTD., CLMG CORP., and LNV CORPORATION.

LAMINGTON ROAD BERMUDA LTD., as Portfolio Manager

By: /s/Jason Sutherland Name: Jason Sutherland Title: Vice President

LENDER:
LNV CORPORATION

By: /s/ Jacob Cherner Name: Jacob Cherner Title: Executive Vice President

ADMINISTRATIVE AGENT:
CLMG CORP.

By: /s/ James Erwin Name: James Erwin Title: President

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, by and among WHITE EAGLE ASSET PORTFOLIO, LP, IMPERIAL FINANCE & TRADING, LLC, LAMINGTON ROAD BERMUDA LTD., CLMG CORP., and LNV CORPORATION.